UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

PEOPLES FINANCIAL CORPORATION
(Name of Registrant as Specified in Its Charter)

STILWELL ACTIVIST INVESTMENTS, L.P. STILWELL VALUE PARTNERS VII, L.P. STILWELL ACTIVIST FUND, L.P. STILWELL VALUE LLC JOSEPH D. STILWELL PETER PRICKETT
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PEOPLES FINANCIAL CORPORATION

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2021 ANNUAL MEETING OF STOCKHOLDERS

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SUPPLEMENT DATED APRIL 19, 2021 TO THE PROXY STATEMENT OF

THE STILWELL GROUP
IN OPPOSITION TO
THE BOARD OF DIRECTORS OF PEOPLES FINANCIAL CORPORATION

___________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GREEN PROXY CARD TODAY

Dear Fellow Stockholders:

The Stilwell Group (as defined below) is one of the largest stockholders of Peoples Financial Corporation (the “Corporation” or “Peoples Financial”), beneficially owning an aggregate of 484,645 shares of Common Stock, par value $1.00 per share (the “Common Stock”), of the Corporation. The Stilwell Group is furnishing this Proxy Statement Supplement (the “Proxy Supplement”) and accompanying GREEN proxy card to the holders of the Common Stock in connection with the solicitation of proxies to elect Peter Prickett (the “Nominee”) to the Board of Directors of the Corporation (the “Board”) at the Corporation’s 2021 Annual Meeting of Shareholders scheduled to be held on May 19, 2021 at 6:30 p.m., Central Time, at The Swetman Building at The Peoples Bank, Suite 204, 727 Howard Avenue, Biloxi, Mississippi, 39530 (including any adjournments, postponements, continuations or reschedulings thereof, the “Annual Meeting”).

Stilwell filed its definitive proxy statement for the Annual Meeting with the Securities and Exchange Commission on March 29, 2021. The Corporation filed its definitive proxy statement for the Annual Meeting with the SEC on April 15, 2021. This supplement discloses certain information about the Annual Meeting included in the Corporation’s proxy statement that had not been publicly available at the time we filed our definitive proxy statement. Except as specifically modified or supplemented by the information contained in this supplement, all information set forth in our definitive proxy statement remains applicable.

This supplement is dated April 19, 2021, and is first being sent to stockholders of the Company on or about April 19, 2021.

As the Corporation has nominated six (6) candidates for election at the Annual Meeting, we are “rounding out” our slate of one (1) candidate by permitting stockholders to also vote for the Corporation’s nominees other than Chevis C. Swetman. This gives stockholders the ability to vote for the total number of directors up for election at the Annual Meeting. The names, backgrounds and qualifications of the Corporation’s nominees, and other information about them, can be found in the Corporation’s proxy statement. There is no assurance that any of the Corporation’s nominees will serve as directors if our Nominee are elected. Unless instructed otherwise, proxies will be voted: (i) FOR the election of Stilwell’s Nominee, Peter Pricket, and (ii) For the ratification of Wipfli LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

As set forth in the Corporation’s definitive proxy statement, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting is March 31, 2021 (the “Record Date”). Stockholders who own shares as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Corporation’s definitive proxy statement, as of the Record Date, there were 4,878,557 shares of Common Stock of the Corporation outstanding.

According to the Corporation’s definitive proxy statement, those who attend the Annual Meeting in person will be strongly encouraged to observe applicable public health guidance with respect to COVID-19, including wearing masks and socially distancing. In order to ensure that your shares are represented at the Annual Meeting, you are strongly encouraged to vote your shares by proxy prior to the Annual Meeting, and, further you are encouraged to submit your proxies electronically—by telephone or by Internet—by following the instructions on the enclosed GREEN proxy card. Your vote is important, and voting electronically should facilitate the timely receipt of your proxy despite any potential disruptions in mail service due to COVID-19.

IF YOU HAVE SUBMITTED A GREEN PROXY CARD AND ARE A STOCKHOLDER AS OF THE RECORD DATE AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION AND YOU DO NOT NEED TO SUBMIT THE ENCLOSED GREEN PROXY CARD. YOU SHOULD DISREGARD AND DISCARD, AND NOT VOTE, ANY WHITE PROXY CARD YOU RECEIVE FROM THE CORPORATION. ONLY YOUR LAST DATED PROXY CARD WILL COUNT.

According to the Corporation’s definitive proxy statement, in accordance with the Corporation’s bylaws, stockholders may make proposals for consideration at the 2022 annual meeting of stockholders so long as they are delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if fewer than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholders to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of (i) the day on which such notice of the date of such meeting was mailed or (ii) the day on which such public disclosure was made.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2020 Annual Meeting is based on information contained in the Corporation’s definitive proxy statement and the Corporation’s bylaws. The incorporation of this information in this supplement should not be construed as an admission by any of the participants in this solicitation that such procedures are legal, valid or binding.

For details regarding the qualifications of our Nominee, please see our definitive proxy statement filed with the SEC on March 29, 2021. If you need another copy of our definitive proxy statement or this supplement, please contact Okapi Partners LLC, which is assisting Stilwell with its effort to solicit proxies, at the address and toll-free number set forth on the back cover of this supplement.

If you are a stockholder as of the Record Date, all GREEN proxy cards that have been submitted in connection with our mailing to stockholders of a proxy statement and proxy card on March 29, 2021 remain valid and will be voted at the Annual Meeting as marked.

THEREFORE, IF YOU HAVE SUBMITTED A GREEN PROXY CARD SINCE MARCH 29, 2021, AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION, AND YOU DO NOT NEED TO SUBMIT THE ENCLOSED GREEN PROXY CARD, AND YOU SHOULD DISCARD AND NOT VOTE ANY WHITE PROXY CARDS.

THIS SOLICITATION IS BEING MADE BY STILWELL AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE CORPORATION.

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STILWELL URGES YOU TO SIGN, DATE AND RETURN THE GREEN PROXY CARD IN FAVOR OF THE ELECTION OF STILWELL’S NOMINEES. YOU SHOULD DISREGARD AND DISCARD, AND NOT VOTE, ANY WHITE PROXY CARD YOU RECEIVE FROM THE CORPORATION.

THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. IF YOU HAVE ALREADY SENT A WHITE PROXY CARD FURNISHED BY THE CORPORATION’S MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN OUR DEFINITIVE PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The proxy materials are available at

www.okapivote.com/PFBX

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SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2021.

Voting Securities and Principal Holders Thereof

On March 31, 2021, the Corporation had outstanding 4,878,557 shares of its Common Stock, $1.00 par value, owned by approximately 391 shareholders. The following is certain information about the shareholders beneficially owning more than five percent of the outstanding shares of the Corporation.

	Amount of	Nature of	Percent
Name and Address of Beneficial Owner	Beneficial Ownership	Beneficial Ownership	of Class
Jeffrey L. Gendell	484,016	(6)	9.92%
1 Sound Shore, Suite 304
Greenwich, CT 06830

Thomas E. Quave	392,071	(1) (2) (3)	8.04%
P. O. Box 529
Biloxi, MS 39533

Joseph Stilwell	484,645	(7)	9.93%
111 Broadway, 12th Floor
New York, NY 10006

A. Tanner Swetman	865,575	(1) (2) (4)	17.74%
P. O. Box 529
Biloxi, MS 39533

Chevis C. Swetman	427,165	(1) (2) (5)	8.76%
P. O. Box 529
Biloxi, MS 39533

(1) Shares held by the Employee Stock Ownership Plan (“ESOP”) are allocated to the participants’ account. The ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of Common Stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of its Common Stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which they have received timely voting instructions. The trustee of the ESOP, The Asset Management and Trust Services Division of The Peoples Bank, Biloxi, Mississippi, has dispositive powers.

(2) Participants with shares allocated to their ESOP accounts have voting rights but no dispositive powers. Participants with shares allocated to their 401(k) accounts have voting rights and dispositive powers.

(3) Includes (i) shares allocated to Mr. Quave’s ESOP account; (ii) shares allocated to Mr. Quave’s 401(k) account; (iii) shares owned by Mr. Quave’s wife, of which Mr. Quave has neither voting rights nor dispositive powers; and (iv) shares owned by Mr. Quave’s minor children, of which Mr. Quave has voting rights and dispositive powers.

(4) Includes (i) shares allocated to Mr. Swetman’s ESOP account; (ii) shares allocated to Mr. Swetman’s 401(k) account; (iii) shares owned by Mr. Swetman and his wife jointly, of which Mr. Swetman shares voting rights and dispositive powers with his wife; (iv) shares owned by Mr. Swetman’s minor children, of which Mr. Swetman has voting rights and dispositive powers; (v) shares owned by Mr. Swetman’s IRA account, of which Mr. Swetman has voting rights and dispositive powers and (vi) shares owned by a private company, in which Mr. Swetman has a 94% ownership interest, of which Mr. Swetman has both voting rights and dispositive powers.

II-1

(5) Includes (i) shares allocated to Mr. Swetman’s ESOP account; (ii) shares allocated to Mr. Swetman’s 401(k) account; (iii) shares owned by Mr. Swetman and his wife jointly, of which Mr. Swetman shares voting rights and dispositive powers with his wife; (iv) shares owned by Mr. Swetman's IRA account, of which Mr. Swetman has voting rights and dispositive powers; and (v) shares owned by the IRA account of Mr. Swetman's wife, of which Mr. Swetman has neither voting rights nor dispositive powers.

(6) According to Amendment No. 5 to Schedule 13G filed with the SEC on February 11, 2021, by Jeffrey L. Gendell, as of December 31, 2020, Jeffrey L. Gendell, through limited liability companies for which he serves as managing member, has shared voting power and shared dispositive power with respect to 484,016 shares of the Corporation’s common stock. The forgoing information has been included solely in reliance upon the disclosures contained in the referenced amended Schedule 13G.

(7) According to Amendment No. 4 to Schedule 13D filed with the SEC on March 17, 2021, by (i) Stilwell Value Partners VII, L.P., a Delaware limited partnership (“Stilwell Value Partners VII”), (ii) Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”), (iii) Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”), (iv) Stilwell Value LLC, a Delaware limited liability company (“Stilwell Value LLC”) and the general partner of Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Activist Investments, and (v) Joseph Stilwell, the managing member and owner of Stilwell Value LLC (collectively referred to herein as the “Stilwell Group”), as of December 31, 2020, the Stilwell Group, has shared voting power and shared dispositive power with respect to 484,645 shares of the Corporation’s common stock. The forgoing information has been included solely in reliance upon the disclosures contained in the referenced amended Schedule 13D.

The table below sets forth the beneficial ownership of the Corporation's Common Stock as of March 31, 2021, by persons who are currently serving as directors, persons nominated for election at the Annual Meeting and all named executive officers. Also shown is the ownership by all directors and executive officers as a group. The persons listed have sole voting and dispositive power as to all shares except as indicated. Percent of outstanding shares of Common Stock owned is not shown where less than one percent.

Beneficial Ownership of Equity Securities by Directors and Executive Officers

	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Outstanding Shares of Common Stock
Ronald G. Barnes	215
Padrick D. Dennis	2,500
A. Wes Fulmer	13,633	(1) (2)
Jeffrey H. O'Keefe	32,245	(3)
Paige Reed Riley	201
George J. Sliman, III	2,000
Chevis C. Swetman	427,165	(1) (4)	8.76%
Lauri A. Wood	7,751	(1) (5)
All directors and executive officers of the Corporation as a group (13 persons)	1,371,995		28.12%

II-2

(1) Shares held by the Employee Stock Ownership Plan (“ESOP”) are allocated to the participants’ account. The ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of Common Stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of its Common Stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which they have received timely voting instructions. The trust of the ESOP, The Asset Management and Trust Services Division of The Peoples Bank, Biloxi, Mississippi, has dispositive powers. Participants with shares allocated to their 401(k) account have voting rights and dispositive powers.

(2) Includes shares allocated to Mr. Fulmer’s ESOP account and shares allocated to Mr. Fulmer’s 401(k) account.

(3) Includes shares held by Mr. O’Keefe’s minor child of which Mr. O’Keefe is the custodian and has sole voting rights and dispositive powers.

(4) See Note (5) at Section IV.

(5) Includes shares allocated to Miss Wood’s ESOP account and shares owned by Miss Wood’s IRA account, of which Miss Wood has voting rights and dispositive powers.

II-3

IMPORTANT

Your vote is important, no matter how many or how few shares of Common Stock you own. Stilwell urges you to sign, date, and return the enclosed GREEN proxy card today to vote FOR Peter Prickett.

•	If your shares of Common Stock are registered in your own name, please sign and date the GREEN proxy card and return it to the Stilwell Group, c/o Okapi Partners LLC today.

•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of such shares of Common Stock, and these proxy materials, together with a GREEN voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the voting form for instructions about how to vote electronically. You may also vote by signing, dating and returning the voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card that you receive from the Corporation. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card that you may have previously sent to us. Remember, you can vote for our Nominee only on our GREEN proxy card. So please make certain that the latest dated proxy card you return is the GREEN proxy card.

If you have any questions or need assistance in voting your shares, please call the Stilwell Group:

The Stilwell Group

Attn: Ms. Megan Parisi

111 Broadway, 12th Floor

New York, NY 10006

Direct: 212-269-1551

info@stilwellgroup.com

Please feel free to contact Okapi Partners LLC, proxy solicitors for the Stilwell Group, as follows:

Okapi Partners LLC

Attn: Mr. Chuck Garske

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

Main: 212-297-0720

Shareholders Call Toll-Free: (855) 305-0856

▼ DETACH PROXY CARD HERE ▼

PROXY

THIS PROXY IS SOLICITED BY THE STILWELL GROUP IN OPPOSITION TO

THE BOARD OF DIRECTORS OF PEOPLES FINANCIAL CORPORATION

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

THIS SOLICITATION IS NOT BEING MADE BY THE BOARD OF DIRECTORS OF PEOPLES FINANCIAL CORPORATION

The undersigned hereby appoints Mses. E.J. Borrack, Teresa Huang and Megan Parisi, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of common stock, no par value per share, of Peoples Financial Corporation (“Peoples Financial” or the “Corporation”), which the undersigned is entitled to vote at the Corporation’s 2021 Annual Meeting of Stockholders scheduled to be held on May 19, 2021 at 6:30 p.m., Central Time, at The Swetman Building at The Peoples Bank, Suite 204, 727 Howard Avenue, Biloxi, Mississippi, 39530 (including any adjournments, postponements, continuations and reschedulings thereof and at any meeting called in lieu thereof) (the “Annual Meeting”).

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified, this proxy will be voted “FOR” the election of the Stilwell Group’s Nominee as a director as noted on the reverse and if on the agenda for the Annual Meeting and “FOR” the ratification of the appointment of Wipfli LLP as the Corporation’s independent registered public accounting firm. This proxy revokes all prior proxies given by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting. The Stilwell Group’s Proxy Statement and form of GREEN proxy card are available at www.OkapiVote.com/PFBX.

For registered shares, your proxy must be received by 11:59 p.m. Eastern Time the day before the Annual Meeting date.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▼ DETACH PROXY CARD HERE ▼

The Stilwell Group recommends that you vote “FOR” the election of the Stilwell Group’s Nominee, Peter Prickett, as a director and “FOR” the ratification of the appointment of Wipfli LLP as the Corporation’s independent registered public accounting firm for 2021.

1.	ELECTION OF DIRECTORS – To elect Mr. Peter Prickett

☐ FOR	☐ WITHHOLD

The Stilwell Group intends to use this proxy to vote for Mr. Prickett and for the candidates who have been nominated by the Corporation other than Chevis C. Swetman. There is no assurance that the other candidates nominated by the Corporation will serve as directors if the Stilwell Group’s Nominee is elected. You should refer to the Corporation’s proxy statement and form of proxy distributed by the Corporation for the name, background, qualifications and other information concerning the Corporation’s nominees.

Note: If you do not wish for your shares to be voted “FOR” a person who has been nominated by the Corporation for election as a director, write the name of the Corporation’s nominee in the following space:

2.	RATIFICATION OF THE APPOINTMENT OF WIPFLI LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR PEOPLES FINANCIAL CORPORATION

☐ FOR	☐ AGAINST	☐ ABSTAIN

Each Proxy is authorized to vote, in his or her discretion, upon any other matters as may properly come before the Annual Meeting that are unknown to such Proxy a reasonable time before this solicitation as provided in the Proxy Statement provided herewith.

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

Dated:	Signature
Title:

Dated:	Signature (if held jointly)
Title: